FT 607

                  Supplement to the Prospectus dated March 1, 2002

Notwithstanding anything to the contrary in the Prospectus, distributions from the Income Account will commence June 30, 2002. Unit holders of record on June 15, 2002 will be eligible to receive the initial income distribution.

March 5, 2002